                                                                 Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. O'Rourke, Richard A. Zona and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of First Bank System, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.



     Signature                    Title                       Date
     ---------                    -----                       ----

/s/ John F. Grundhofer       Director, Chairman,            February 15, 1995
- --------------------------   President and
John F. Grundhofer           Chief Executive Officer



/s/ Richard A. Zona          Vice Chairman and              February 15, 1995
- --------------------------   Chief Financial Officer
Richard A. Zona              (principal financial officer)



- --------------------------   Senior Vice President
David J. Parrin              and Controller
                             (principal accounting
                             officer)


- --------------------------   Director
Coleman Bloomfield



/s/ Roger L. Hale            Director                       February 15, 1995
- --------------------------
Roger L. Hale



/s/ Delbert W. Johnson       Director                       February 15, 1995
- --------------------------
Delbert W. Johnson

     Signature                    Title                       Date
     ---------                    -----                       ----


/s/ John H. Kareken          Director                       February 15, 1995
- --------------------------
John H. Kareken


/s/ Richard L. Knowlton      Director                       February 15, 1995
- --------------------------
Richard L. Knowlton


/s/ Kenneth A. Macke         Director                       February 15, 1995
- --------------------------
Kenneth A. Macke


/s/ Marilyn C. Nelson        Director                       February 15, 1995
- --------------------------
Marilyn C. Nelson


/s/ Will F. Nicholson, Jr.   Director                       February 15, 1995
- --------------------------
Will F. Nicholson, Jr.


/s/Nicholas R. Petry         Director                       February 15, 1995
- --------------------------
Nicholas R. Petry


/s/ Edward J. Phillips       Director                       February 15, 1995
- --------------------------
Edward J. Phillips


/s/ James J. Renier          Director                       February 15, 1995
- --------------------------
James J. Renier


/s/ S. Walter Richey         Director                       February 15, 1995
- --------------------------
S. Walter Richey


/s/ Richard L. Robinson      Director                       February 15, 1995
- --------------------------
Richard L. Robinson


/s/ Richard L. Schall        Director                       February 15, 1995
- --------------------------
Richard L. Schall

     Signature                    Title                       Date
     ---------                    -----                       ----

/s/ Lyle E. Schroeder        Director                       February 15, 1995
- --------------------------
Lyle E. Schroeder